                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                ______________

                                  FORM 8-K/A
                                AMENDMENT NO. 1

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  October 1, 1997

                          Communications Central Inc.
                          ---------------------------
            (Exact name of registrant as specified in its charter)

Georgia                                 0-22730             58-1804173
-------                                 -------             ----------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)


1150 Northmeadow Parkway, Suite 118, Roswell, Georgia       30076
-----------------------------------------------------       -----
(Address of principal executive officers)                   (Zip Code)

      Registrant's telephone number, including area code:  (404) 442-7300

                                Not applicable
                                --------------
         (Former name or former address, if changed since last report)

     The purpose of this Amendment No. 1 on Form 8-K/A to the Company's Current Report on Form 8-K filed October 10, 1997 is to file the financial statements required by Item 7 to Form
8-K.

Item 7.  Pro Forma Financial Information and Exhibits.
------------------------------------------------------

On October 6, 1997, Communications Central Inc. (the "Company") completed the sale of substantially all of the assets of its wholly-owned inmate phone subsidiary, InVision Telecom, Inc. ("InVision"), to Talton Holdings, Inc. ("Talton"), effective as of October 1, 1997. The purchase price for such assets was approximately $40 million in cash and the assumption by Talton of approximately $2 million of InVision's liabilities. The Company and Talton also agreed that one-half of InVision's accounts receivable collected will be paid to Talton until Talton has received an aggregate amount equal to $1.2 million, and all amounts collected in excess of such amount will be paid to InVision.

The unaudited pro forma balance sheet reflects the disposition of these assets as of September 30, 1997. The unaudited pro forma statements of operations reflect the financial results of the Company after giving effect to the operations which were generated by the assets sold for the three months ended September 30, 1997, and the fiscal year ended June 30, 1997, as if the disposition had occurred on July 1, of each respective fiscal year.

     (b) Pro Forma Financial Information. The consolidated pro forma financial statements (unaudited) of the Company are attached hereto as Exhibit 99.2 and are incorporated by reference into this Current Report on Form 8-K/A.

     (c)  Exhibits.

Exhibit No.         Description
-----------         -----------

  99.1 Asset Purchase Agreement, dated as of August 21, 1997, by and between Communications Central Inc., InVision Telecom, Inc., and Talton Holdings, Inc. *

  99.2 The consolidated pro forma financial statements (unaudited) of the Company.

* Incorporated herein by reference to the Exhibit of same number in the Company's Current Report on Form 8-K filed August 29, 1997.



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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        COMMUNICATIONS CENTRAL INC.


Date:  December 5, 1997                 /s/ Rodger L. Johnson
                                        ----------------------------------------
                                        Rodger L. Johnson
                                        President and Chief Executive Officer




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                                 EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION OF EXHIBIT
-----------         ----------------------

  99.1 Asset Purchase Agreement, dated as of August 21, 1997, by and between Communications Central Inc., InVision Telecom, Inc., and Talton Holdings, Inc. *

  99.2 The consolidated pro forma financial statements (unaudited) of the Company.

* Incorporated herein by reference to the Exhibit of same number in the Company's Current Report on Form 8-K filed August 29, 1997.






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

                  Consolidated Pro Forma Financial Statements

                          Communications Central Inc.

The following unaudited pro forma financial statements give effect to the sale by Communications Central Inc. (the "Company"), of substantially all of the assets of InVision Telecom, Inc. ("InVision"), a wholly-owned inmate phone subsidiary of the Company to Talton Holdings, Inc. ("Talton") for approximately $40 million in cash and the assumption by Talton of approximately $2 million of InVision's liabilities.

The unaudited pro forma balance sheet reflects the disposition of these assets as of September 30, 1997. The unaudited pro forma statements of operations reflect the financial results of the Company after giving effect to the operations which were generated by the assets sold for the three months ended September 30, 1997, and the fiscal year ended June 30, 1997, as if the disposition had occurred on July 1, of each respective fiscal year.





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